UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)           March 19, 2008
LAND O’LAKES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	333-84486	41-0365145

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Lexington Avenue North
Arden Hills, Minnesota		55126

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(651) 481-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
SIGNATURES

ITEM 8.01	OTHER EVENTS
     On March 19, 2008, Standard and Poor’s Investor Service (“S&P”) upgraded the rating applied to Land O’Lakes, Inc.’s (the “Company”) senior unsecured debt as follows:

S&P’s Rating
Facility Rating	From	To
$193 million 8.75% senior unsecured (2011)	BB-	BB
     The corporate rating and the rating applied to the Company’s other debt facilities were not changed. The rating upgrade does not impact the interest rates associated with this facility, and thus has no direct financial impact to the Company. For further information on S&P’s rating action, please refer to S&P’s press release dated March 19, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAND O’LAKES, INC.
Date: March 19, 2008	By:	/s/ Daniel Knutson
Daniel Knutson
Senior Vice President & Chief Financial Officer